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                                                                    EXHIBIT 23.4

        [LETTERHEAD]

                             HJ HUGO AND ASSOCIATES

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated April 17, 2000, relating to the financial statements of Topcopy CC for the year ended February 29, 2000, which is part of this Registration Statement.


/s/ HJ Hugo & Associates
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HJ HUGO & ASSOCIATES
Cape Town, South Africa
May 15, 2000